Exhibit 10.84

THIRD AMENDMENT TO 364-DAY CREDIT AGREEMENT

THIS THIRD AMENDMENT TO 364-DAY CREDIT AGREEMENT (this “Amendment”), dated as of March 26, 2004, is entered into among WELLPOINT HEALTH NETWORKS INC., a Delaware corporation (the “Borrower”), the Lenders identified on the signature pages hereto as the existing Lenders (the “Existing Lenders”), the Lenders identified on the signature pages hereto as the new Lenders (the “New Lenders”), BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and JPMORGAN CHASE BANK, as syndication agent (in such capacity, the “Syndication Agent”).  Terms used but not otherwise defined herein shall have the meanings provided in the Existing Credit Agreement described below.

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders party thereto, the Administrative Agent and the Syndication Agent entered into that certain Credit Agreement, dated as of March 30, 2001, as amended by that certain First Amendment to 364-Day Credit Agreement, dated as of March 29, 2002, as amended by that certain Second Amendment to 364-Day Credit Agreement, dated as of March 28, 2003 (the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested to extend the Commitment Termination Date for an additional 364 day period, and the Existing Lenders have agreed to extend their respective Commitments and amend the Existing Credit Agreement in accordance with such request and as provided herein; and

WHEREAS, the Borrower, the Existing Lenders and the New Lenders have agreed that the New Lenders shall become parties to the Existing Credit Agreement (as amended hereby).

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART I

DEFINITIONS

SUBPART 1.1  Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Amendment No. 3 Effective Date” is defined in Subpart 3.1.

SUBPART 1.2  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

SUBPART 2.1  Amendments to Section 1.01.  The definition of “Commitment Termination Date” is hereby amended in its entirety to read as follows:

“Commitment Termination Date” shall mean the date 364 days following March 26, 2004.

SUBPART 2.2  Amendments to Schedule 2.01.  Schedule 2.01 of the Existing Credit Agreement is hereby replaced with Schedule 2.01 attached hereto.

PART III

CONDITIONS TO EFFECTIVENESS

SUBPART 3.1  Amendment No. 3 Effective Date.  This Amendment shall be and become effective as of the date hereof (the “Amendment No. 3 Effective Date”) when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “Amendment”.

SUBPART 3.2   Execution of Counterparts of Amendment.  The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Existing Lenders, the New Lenders, the Administrative Agent and the Syndication Agent.

SUBPART 3.3  Fees and Expenses.  The Borrower has paid all fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein including, without limitation, the legal fees and expenses of Moore & Van Allen, counsel to the Administrative Agent.

SUBPART 3.4  Other Items.  The Administrative Agent shall have received such other documents, agreements or information that may be reasonably requested by the Administrative Agent.

PART IV

JOINDER OF NEW LENDERS

From and after the Amendment No. 3 Effective Date, each of the New Lenders shall be a party to and be bound by the provisions of the Existing Credit Agreement (as amended hereby) and shall have the rights and obligations of a Lender thereunder.

Each New Lender (i) confirms that it has received a copy of the Existing Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Existing Credit Agreement (as amended hereby); (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Existing Credit Agreement (as amended hereby) as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Existing Credit Agreement (as amended hereby) are required to be performed by it as a Lender; and (v) which is not a United States person shall have attached all forms required under Section 2.18(e) of the Existing Credit Agreement.

PART V

MISCELLANEOUS

SUBPART 5.1  Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent, the Existing Lenders and the New Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Amended Credit Agreement and (b) the representations and warranties set forth in Article III of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

SUBPART 5.2  Reaffirmation of obligations.  The Borrower hereby ratifies the Existing Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Existing Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Existing Credit Agreement.

SUBPART 5.3  Cross-References.  References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 5.4  Instrument Pursuant to Existing Credit Agreement.  This Amendment is executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 5.5  References in Other Credit Documents.  At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references to the “Credit Agreement” in the Existing Credit Agreement shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

SUBPART 5.6  Counterparts/Telecopy.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

SUBPART 5.7  Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

SUBPART 5.8  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 5.9  General.  Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to 364-Day Credit Agreement as of the date first above written.

BORROWER:	WELLPOINT HEALTH NETWORKS INC., a Delaware corporation

	By:	/s/ R. David Kretschmer
	Name:	R. David Kretschmer
	Title:	Vice President and Treasurer

ADMINISTRATIVE AGENT:		BANK OF AMERICA, N.A.

	By:	/s/ Kevin L. Ahart
	Name:	Kevin L. Ahart
	Title:	Assistant Vice President

SYNDICATION AGENT:	JPMORGAN CHASE BANK

	By:	/s/ James S. Ely III
	Name:	James S. Ely III
	Title:	Managing Director

EXISTING LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Joseph L. Corah
Joseph L. Corah
Principal

[signature pages continue]

BANK ONE, N.A.

By:	/s/ Vincent K. Kelly
Name:	Vincent K. Kelly
Title:	Managing Director

[signature pages continue]

JPMORGAN CHASE BANK

By:	/s/ James S. Ely III
Name:	James S. Ely III
Title:	Managing Director

[signature pages continue]

CITICORP USA, INC.

By:	/s/ Peter C. Bickford
Name:	Peter C. Bickford
Title:	Vice President

[signature pages continue]

MELLON BANK, N.A.

By:	Marsha Wicker
Name:	Marsha Wicker
Title:	VP

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CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH

By:	/s/ Paul L. Colon
Name:	Paul L. Colon
Title:	Director

By:	/s/ Jennifer A. Pieza
Name:	Jennifer A. Pieza
Title:	Associate

[signature pages continue]

THE BANK OF NEW YORK

By:	/s/ Rebecca K. Levine
Name:	Recebba K. Levine
Title:	Vice President

[signature pages continue]

SUNTRUST BANK

By:	/s/ W. Brooks Hubbard
Name:	W. Brooks Hubbard
Title:	Director

[signature pages continue]

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ruth Leung
Name:	Ruth Leung
Title:	Director

By:	/s/ Charles Kohler
Name:	Charles Kohler
Title:	Managing Director

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LEHMAN BROTHERS BANK, FSB

By:	/s/ Gary T. Taylor
Name:	Gary T. Taylor
Title:	Vice President

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WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Kimberly Shaffer
Name:	Kimberly Shaffer
Title:	Director

[signature pages continue]

BNP PARIBAS

By:	/s/ C. Bettles
Name:	C. Bettles
Title:	Managing Director

By:	/s/ Janice S. H. Ho
Name:	Janice S. H. Ho
Title:	Director

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SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Al Galluzzo
Name:	Al Galluzzo
Title:	Senior Vice President

[signature pages continue]

SOCIETE GENERALE

By:	/s/ David Grant
Name:	David Grant
Title:	Managing Director

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BANCA DI ROMA

By:	/s/ Richard G. Dietz
Name:	Richard G. Dietz (#97271)
Title:	Vice President

By:	/s/ Luca Balestra
Name:	Luca Balestra (#25050)
Title:	Senior Vice President and Manager

THE BANK OF TOKYO-MITSUBISHI LTD., SEATTLE BRANCH

By:	/s/ Junji Ban
Name:	Junji Ban
Title:	General Manager

[signature pages continue]

WELLS FARGO BANK

By:	/s/ Lucy Nixon
Name:	Lucy Nixon
Title:	Senior Vice President

[signature pages continue]

U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ L. Alec Blanc III
Name:	L. Alec Blanc III
Title:	Senior Vice President

[signature pages continue]

NEW LENDERS:	CREDIT LYONNAIS NEW YORK BRANCH

	By:	/s/ Charles Heidsieck
	Name:	Charles Heidsieck
	Title:	Senior Vice President

[signature pages continue]

UBS LOAN FINANCE LLC

By:	/s/ Wilfred V. Saint
Wilfred V. Saint
Director
Banking Products Services US

By:	/s/ Joselin Fernandes
Joselin Fernandes
Associate Director
Banking Products Services US

SCHEDULE 2.01

COMMITMENTS

(364-Day Credit Agreement)

Lender	Commitment Amount	Commitment Percentage
Bank of America, N.A.	$17,500,000	7.000000000%
JPMorgan Chase Bank	$17,500,000	7.000000000%
Bank One, N.A.	$15,000,000	6.000000000%
Citicorp USA, Inc.	$15,000,000	6.000000000%
Mellon Bank, N.A.	$12,500,000	5.000000000%
Credit Suisse First Boston	$13,312,500	5.325000000%
The Bank of New York	$12,500,000	5.000000000%
SunTrust Bank	$17,500,000	7.000000000%
UBS Loan Finance LLC	$13,312,500	5.325000000%
Deutsche Bank AG New York Branch	$13,250,000	5.300000000%
Lehman Brothers Bank, FSB	$13,250,000	5.300000000%
Wachovia Bank, National Association	$12,500,000	5.000000000%
BNP Paribas	$19,375,000	7.750000000%
Sumitomo Mitsui Banking Corporation	$10,000,000	4.000000000%
Societe Generale	$10,000,000	4.000000000%
Banca Di Roma	$6,250,000	2.500000000%
The Bank of Tokyo-Mitsubishi, Ltd., Seattle Branch	$6,250,000	2.500000000%
U.S. Bank, National Association	$15,000,000	6.000000000%
Wells Fargo Bank	$5,000,000	2.000000000%
Credit Lyonnais New York Branch	$5,000,000	2.000000000%

Total:	$250,000,000.00	100.000000000%